                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                     ----------------------------------


                                  FORM 8-K
                               Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: March 11, 1997





                    MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)

            New York                      33-89380-01                      37-0152681
 -----------------------------    ----------------------------    ---------------------------
 (State or other jurisdiction       (Commission File Number)              (IRS Employer
      of incorporation)                                              Identification Number)

      Mercantile Bank of Illinois
          National Association
          140 West Hawthorne
          Hartford, Illinois                                       62048
 ----------------------------------------                    ----------------
 (Address of principal executive offices)                       (Zip Code)


                     Registrant's telephone number, including area code:

                                       (618) 251-2035


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ITEM 5.     OTHER EVENTS.
            -------------

            The February 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit
            Card Master Trust on March 10, 1997.

ITEM 7.     EXHIBITS.
            ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1   Monthly Report to Floating Rate Credit
                       Card Participation Certificates, Series 1995-1, investors for the month of February
                       1997.

                             SIGNATURE
                             ---------

     Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 Mercantile Bank of Illinois
                                 National Association, Servicer


                             By:     /s/ Daniel J. Trueman
                                    ----------------------

                             Name:     Daniel J. Trueman
                             Title:    Vice President



Date:  March 17, 1997


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
                       INDEX TO EXHIBITS
                       -----------------
  Exhibit
  Number                   Exhibits
  ------                   --------
    1                      Monthly Report to Floating Rate
                           Credit Card Participation Certificates,
                           Series 1995-1, investors for the month
                           of February, 1997.